Exhibit 99.1

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION FOR THE PURPOSES OF ARTICLE 7 OF THE MARKET ABUSE REGULATION (EU) 596/2014

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

THIS IS AN ANNOUNCEMENT FALLING UNDER RULE 2.4 OF THE IRISH TAKEOVER PANEL ACT, 1997, TAKEOVER RULES, 2022 (THE “IRISH TAKEOVER RULES”) AND IS NOT AN ANNOUNCEMENT OF A FIRM INTENTION TO MAKE AN OFFER UNDER RULE 2.7 OF THE IRISH TAKEOVER RULES AND THERE CAN BE NO CERTAINTY THAT AN OFFER WILL BE MADE, NOR AS TO THE TERMS ON WHICH ANY OFFER MIGHT BE MADE.

FOR IMMEDIATE RELEASE.

Avadel Board of Directors Declares Lundbeck Proposal a “Company Superior Proposal”

Lundbeck Proposal Values Avadel at up to $23.00 per Ordinary Share, a Total of Approximately $2.4 billion

Pursuant to Alkermes Transaction Agreement, Avadel and Alkermes May Negotiate Potential Adjustments to Existing Transaction for 5 Business Days

Alkermes Transaction Agreement Remains in Effect; No Action Required by Avadel Shareholders

DUBLIN, November 17, 2025 – Avadel Pharmaceuticals plc (Nasdaq: AVDL) (“Avadel”) announced today that, following discussions and negotiations with H. Lundbeck A/S (“Lundbeck”) on the terms of its proposal, its Board of Directors has determined in good faith, after consultation with its financial and legal advisors, that the unsolicited proposal that Avadel received from Lundbeck to acquire Avadel on November 13, 2025 (the “Lundbeck Proposal”), constitutes a “Company Superior Proposal” as defined in Avadel’s existing transaction agreement with Alkermes plc (Nasdaq: ALKS) (“Alkermes”) (the “Alkermes Transaction Agreement”). The Lundbeck Proposal values Avadel at up to $23.00 per ordinary share, implying a total equity value of approximately $2.4 billion and representing an approximate 29% premium to Avadel’s closing price as of October 21, 2025, the last business day prior to announcement of the Alkermes acquisition.

As previously announced, the Lundbeck Proposal provides that Lundbeck would acquire Avadel for up to $23.00 per ordinary share, comprised of (i) $21.00 per ordinary share in cash at closing and (ii) a non-transferable contingent value right (CVR) entitling holders to potential additional cash payments of (a) $1.00 per ordinary share, contingent upon LUMRYZ™ and valiloxybate collectively reaching total annual net sales for end-use in the United States of at least $450 million in any calendar year by December 31, 2027 and (b) $1.00 per ordinary share, contingent upon LUMRYZ™ and valiloxybate collectively reaching total annual net sales for end-use in the United States of at least $700 million in any calendar year by December 31, 2030. The Lundbeck proposal is subject to, among other things, various closing conditions, including Avadel shareholder approval and regulatory approvals.

Avadel has notified Alkermes of its determination that the Lundbeck Proposal constitutes a Company Superior Proposal. Under the terms of the Alkermes Transaction Agreement, this notice triggered a five business day period during which, if requested by Alkermes, Avadel will discuss or negotiate in good faith with Alkermes regarding any proposal by Alkermes to amend the terms of the Alkermes Transaction Agreement so that the Lundbeck Proposal would cease to constitute a Company Superior Proposal.

Following the conclusion of this five business day period, if Avadel’s Board, after consultation with its financial and legal advisors and taking into account any proposal by Alkermes to amend the terms of the Alkermes Transaction Agreement, determines in good faith that the Lundbeck Proposal continues to constitute a Company Superior Proposal and that failure to take such action would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law, Avadel would be entitled to terminate the Alkermes Transaction Agreement.

At this time, the Alkermes Transaction Agreement remains in full effect, and Avadel’s Board has not changed its recommendation in support of the Alkermes acquisition. No action by Avadel shareholders is required at this time.

Avadel will have no further comment on the Lundbeck Proposal or potential discussions with Alkermes until the Board has completed discussions and/or negotiations with Alkermes during the matching period pursuant to the terms of the Alkermes Transaction Agreement.

In accordance with Rule 2.6(d) of the Irish Takeover Rules (as amended by section 3 of Appendix 4 thereto), unless the Irish Takeover Panel consents otherwise, Lundbeck must, by no later than 5:00 p.m. (U.S. Eastern Time) on the seventh day prior to the date of the general meeting of Avadel shareholders convened to consider and approve the proposed scheme of arrangement (under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland) to effect the proposed acquisition by Alkermes, either (i) announce a firm intention to make an offer for Avadel in accordance with Rule 2.7 of the Irish Takeover Rules; or (ii) announce that it does not intend to make such an offer for Avadel, in which case the announcement will be treated as a statement to which Rule 2.8 of the Irish Takeover Rules applies.

Morgan Stanley and Goldman Sachs are serving as financial advisors to Avadel, and Goodwin Procter LLP and Arthur Cox LLP are serving as legal counsel.

This announcement has been made without the consent of Lundbeck. The Lundbeck Proposal is deemed unsolicited since the issuance of the Rule 2.7 Announcement (as defined herein). There can be no certainty that an offer for Avadel will be made by Lundbeck, nor as to the terms on which any such offer may be made, if forthcoming.

About Avadel

Avadel Pharmaceuticals plc (Nasdaq: AVDL) is a biopharmaceutical company focused on transforming medicines to transform lives. Avadel’s approach includes applying innovative solutions to the development of medications that address the challenges patients face with current treatment options. Avadel’s commercial product, LUMRYZ™, was approved by the U.S. Food & Drug Administration (FDA) as the first and only once-at-bedtime oxybate for extended-release oral suspension for the treatment of cataplexy or excessive daytime sleepiness (EDS) in patients 7 years and older with narcolepsy. For more information, please visit Avadel’s website at www.avadel.com.

Contacts:

Avadel Investor Relations:
investors@avadel.com

Precision AQ:
Austin Murtagh
Austin.Murtagh@precisionAQ.com
(212) 698-8696

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The acquisition will be implemented by means of an Irish High Court-sanctioned scheme of arrangement on the terms provided for in the scheme document (or, if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document), which will contain the full terms and conditions of the acquisition, including details of how Avadel shareholders may vote in respect of the acquisition. Any decision in respect of, or other response to, the acquisition, should be made only on the basis of the information contained in the scheme document (or if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document).

Important Additional Information and Where To Find It

In connection with the acquisition, Avadel filed a preliminary proxy statement (which includes a draft of the scheme document) with the Securities and Exchange Commission (the “SEC”) on November 13, 2025 and intends to file a definitive proxy statement (which will include the scheme document). The definitive proxy statement will be sent to Avadel’s shareholders as of the record date to be established for voting at Avadel shareholder meetings to approve the acquisition. This communication is not a substitute for the proxy statement or any other document that Avadel may file with the SEC or send to its shareholders in connection with the acquisition. BEFORE MAKING ANY VOTING DECISION, AVADEL’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT), ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, THE PARTIES TO THE SCHEME AND RELATED MATTERS.

Any vote in respect of the resolutions to be proposed at the Avadel shareholder meeting to approve the acquisition, the scheme or related matters, or other responses in relation to the acquisition, should be made only on the basis of the information contained in the definitive proxy statement (including the scheme document).

The preliminary and definitive proxy statements, if and when filed, as well as Avadel’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Avadel’s website at https://investors.avadel.com/sec-filings. Avadel shareholders and investors will also be able to obtain, without charge, a copy of the preliminary and definitive proxy statements (including the scheme document) and other relevant documents (when available) by directing a written request to Avadel Pharmaceuticals plc, Attn: Investor Relations, 16640 Chesterfield Grove Road #200, Chesterfield, MO 63005, United States, or by contacting Investor Relations via email at investors@avadel.com.

PARTICIPANTS IN THE SOLICITATION

Avadel and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Avadel shareholders in connection with the acquisition and any other matters to be voted on at Avadel shareholder meetings to approve the acquisition. Information about the directors and executive officers of Avadel, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Avadel’s definitive proxy statement on Schedule 14A for its 2025 annual general meeting of shareholders, dated and filed with the SEC on June 18, 2025. Other information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Avadel shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the preliminary proxy statement (which includes a draft of the scheme document) and will be set forth in the definitive proxy statement (which will contain the scheme document) and other relevant materials to be filed with the SEC in connection with the acquisition. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “seek,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Avadel’s future prospects, developments and business strategies, and the acquisition. Such forward-looking statements include, but are not limited to, statements relating to the acquisition involving Alkermes and Avadel, Avadel’s current expectations and estimates about the expected effects and anticipated benefits of the acquisition, the date of closing of the acquisition, including the parties’ ability to satisfy the conditions to the consummation of the acquisition and the other conditions set forth in the transaction agreement, and Avadel’s business activities and strategies. Avadel’s expectations and beliefs regarding these matters may not materialize. In addition, the unsolicited proposal from Lundbeck may not result in a definitive agreement for an alternative business combination transaction. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the acquisition in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the acquisition, including with respect to the approval of Avadel shareholders and required regulatory approvals; (iii) the potential impact of the unsolicited proposal from Lundbeck or possibility that more competing offers may be made; (iv) potential delays in consummating the acquisition; (v) the ability of Avadel to timely and successfully achieve the anticipated benefits of the acquisition; (vi) the impact of health pandemics on the parties’ respective businesses and the actions the parties may take in response thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement; (viii) the effect of the announcement or pendency of the acquisition on Avadel’s business relationships, operating results and business generally; (ix) costs related to the acquisition; and (x) the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the transaction agreement or the acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Avadel’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Avadel’s website at https://investors.avadel.com/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. Avadel assumes no obligation and does not intend to update these forward- looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Avadel accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Avadel (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

IMPORTANT NOTICES RELATING TO FINANCIAL ADVISORS

Goldman Sachs & Co. LLC, which is authorized and regulated by the Financial Industry Regulatory Authority, is acting exclusively as financial advisor for Avadel and for no one else in connection with the matters set out in this communication and will not regard any other person as its client in relation to the matters set out in this communication and will not be responsible to anyone other than Avadel for providing the protections afforded to clients of Goldman Sachs & Co. LLC nor for providing advice in relation to the acquisition or any other matter referred to in this communication. Neither Goldman Sachs & Co. LLC nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Goldman Sachs & Co. LLC in connection with this communication, any statement contained herein or otherwise.

Morgan Stanley & Co. LLC, acting through its affiliate Morgan Stanley & Co. International plc (together, “Morgan Stanley”), which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority in the United Kingdom, is acting exclusively for Avadel as financial advisor and for no one else in relation to the matters referred to in this communication. In connection with such matters, Morgan Stanley and its directors, officers, employees and agents will not regard any other person as its client, nor will it be responsible to anyone other than Avadel for providing the protections afforded to their clients or for providing advice in connection with the matters described in this announcement or any matter referred to herein.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(a) of the Irish Takeover Rules, any person who is ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel must make an ‘opening position disclosure’ following the commencement of the ‘offer period’. An ‘opening position disclosure’ must contain the details contained in Rule 8.6(a) of the Irish Takeover Rules, including, among other things, details of the person’s ‘interests’ and ‘short positions’ in any ‘relevant securities’ of Avadel. An ‘opening position disclosure’ by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 p.m. (U.S. Eastern Time) on the day falling ten ‘business days’ following the commencement of the ‘offer period’. Relevant persons who deal in any ‘relevant securities’ prior to the deadline for making an ‘opening position disclosure’ must instead make a ‘dealing’ disclosure as described below.

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Avadel during the ‘offer period’, by no later than 3:30 p.m. (U.S. Eastern Time) on the ‘business day’ following the date of the relevant transaction.

If two or more persons cooperate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Avadel or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

In addition, each of Avadel and any offeror must make an ‘opening position disclosure’ by no later than 12:00 noon (U.S. Eastern Time) on the date falling ten ‘business days’ following the commencement of the ‘offer period’ or the announcement that first identifies a securities exchange offeror, as applicable, and disclose details of any ‘dealings’ by it or any person ‘acting in concert’ with it in ‘relevant securities’ during the ‘offer period’, by no later than 12:00 noon (U.S. Eastern Time) on the business day following the date of the transaction (see Rules 8.1, 8.2 and 8.4).

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests” in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose an ‘opening position’ or ‘dealing’ under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

PUBLICATION ON WEBSITE

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this communication will be available on Avadel’s website https://investors.avadel.com/transaction-overview by no later than 12:00 noon (U.S. Eastern Time) on the business day following publication of this communication. The content of the website referred to in this communication is not incorporated into, and does not form part of, this communication.

ADDITIONAL INFORMATION

Certain capitalized words used in this communication and not herein defined have the meanings given to such words in the Rule 2.7 Announcement dated October 22, 2025 issued by Avadel and Alkermes (the “Rule 2.7 Announcement”). The bases and sources set out in the Rule 2.7 Announcement have been used in this communication, unless otherwise stated or the context otherwise requires.

The release, publication or distribution of this communication in, into, or from, certain jurisdictions other than Ireland and the United States may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this communication (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland and the United States who are not resident in Ireland and the United States will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

NO PROFIT FORECAST / QUANTIFIED FINANCIAL BENEFIT STATEMENT / ASSET VALUATION

No statement in this communication is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods. No statement in this communication constitutes an asset valuation.